ROWAN COMPANIES, INC. MONTHLY FLEET STATUS REPORT AS OF FEBRUARY 2, 2012 Revisions to Fleet Status Report Noted in Bold

						Contract Status
		Depth (feet)		Year in			Day Rate	Estimated
Rig Class / Name		Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)

Ultra Deepwater Drillships
GustoMSC 10,000
Rowan Reliance		12,000	40,000	2015		Available			Rig is contracted for construction by HHI with expected delivery in late 2014.
Rowan Resolute		12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in mid 2014.
Rowan Renaissance		12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in late 2013.

Cantilever Jack-up Rigs:
N-Class
Rowan Norway	*	400	35,000	2011	UK N. Sea	Xcite Energy	Low 200s	February 2012	Rig is on a standby rate. Contract is for combined drilling and production operations with an initial term of 240 days expected to commence at the beginning of March 2012.
							Low 250s	October 2012	Contract has a one year priced option in the low 250s. Production fee of $1 per barrel of oil produced is also payable during the initial term. Xcite has agreed to release the rig following the initial term. Exercise date of the previously reported one year priced option in the low 250s has been deferred to eight months following the date operations under the initial term conclude. Any resulting rig requirement to be filled by an available rig selected by Rowan from the Super Gorilla Class or N-Class. Rig delivery to be within a nine months window commencing fourteen months from the option exercise date.
					Norway	Conoco Phillips	Low 350s	June 2016	Rig is expected to enter the shipyard in November 2012 for approximately 60 days at zero day rate prior to commencing an approximate three and one-half year contract. The contract includes two priced options estimated at one year each. The first is at a day rate in the low 360s and the second is at a day rate in the low 370s. The contract also includes a second rig to be named later estimated to commence an approximate three and one-half year contract in late Q1 2013 at a day rate in the low 350s. The contract for the second rig includes two priced options estimated at one year each. The first is at a day rate in the low 360s and the second is at a day rate in the low 370s.
Rowan Stavanger	*	400	35,000	2011	Norway	Talisman Norway	High 330s	May 2012	Rig is conducting accommodations work in the Norwegian sector of the North Sea.
							Low 350s	July 2012
					UK N. Sea		Mid 270s	April 2013
					Norway		Low 320s	June 2013
						Available		June 2014
						Lundin	Mid 340s	August 2015	Rig is contracted for 15 wells estimated to commence operations in the Norwegian sector of the North Sea in Q2 2014. In the event the contract extends beyond 1000 days, the day rate increases to the mid 360s for the first 500-day extension and to the mid 370s for the second 500-day extension. The Company may substitute a comparable rig depending on availability.
							Mid 350s	November 2016

Rowan Viking	*	400	35,000	2011	UK N. Sea	Total UK	Low 220s	January 2013	Rig was idle for 13 days during the month of December 2011.
S116-E EXL
Rowan EXL IV		350	35,000	2011	Gulf of Mexico	Available
Rowan EXL III		350	35,000	2011	Gulf of Mexico	McMoRan	Low 140s	February 2012
Rowan EXL II		350	35,000	2011	Trinidad	BP Trinidad	Mid 130s	February 2014
Rowan EXL I		350	35,000	2010	Gulf of Mexico	McMoRan	Low 140s	April 2012
240C
Joe Douglas		375	35,000	2012	Gulf of Mexico	Available			Rig will remain in the shipyard until early February 2012 for additional outfitting and crew training. Rig has a verbal commitment from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180s. Rig would likely drill one or more shakedown wells prior to commencing McMoRan ultra deep gas work, which is not yet contracted.
Ralph Coffman		375	35,000	2009	Gulf of Mexico	McMoRan	Low 180s	March 2012
						Available		May 2012
					Egypt	BG Egypt	Mid 220s	September 2014	Rig is expected to enter the shipyard in the Gulf of Mexico in early to mid May 2012 for approximately 45 days at a reduced day rate in the low 180s and then at a reduced day rate in the low 60s if the shipyard time goes longer. Rig is expected to commence operations at the beginning of September 2012. The contract includes a priced option for one additional well with an expected duration of 270 days in the low 200s.
Rowan-Mississippi		375	35,000	2008	Middle East	Saudi Aramco	Low 200s	June 2014	Company may be subject to penalty of up to one-half of the day rate for every day the rig was late beyond June 15, 2011, or approximately $21,000 per day penalty, which is reflected in the indicated day rate. The Company is in the process of filing a formal appeal to Aramco to reverse the penalty. The contract includes a priced option for one additional year in the mid 190s. The rig was idle for 18 days during the month of December 2011.
225C Tarzan
J.P. Bussell		300	35,000	2008	Vietnam	Petronas Carigali	High 120s	June 2012
Hank Boswell		300	35,000	2006	Middle East	Saudi Aramco	High 120s	May 2014	Rig is expected to enter the shipyard for approximately 60-90 days in late 2012 for customer-required well control equipment upgrades. No day rate revenue will be recognized while the rig is in the shipyard. Rig was idle for eight days during the month of December 2011.
Bob Keller		300	35,000	2005	Middle East	Saudi Aramco	High 120s	May 2014	Rig is expected to enter the shipyard for approximately 90-120 days in early 2012 for customer-required well control equipment upgrades. No day rate revenue will be recognized while the rig is in the shipyard.
Scooter Yeargain		300	35,000	2004	Middle East	Saudi Aramco	High 120s	August 2014	Rig is expected to enter the shipyard for approximately 90-120 days in early Q4 2012 for customer-required well control equipment and mud pump upgrades. No day rate revenue will be recognized while the rig is in the shipyard.
224C Super Gorilla XL
Bob Palmer		550	35,000	2003	Middle East	Saudi Aramco	Low 270s	June 2014	The indicated day rate reflects an approximate $6000 per day penalty for late delivery of the rig. The Company is in the process of filing a formal appeal to Aramco to reverse the penalty. The contract includes a priced option for one additional year in the mid 290s.
219C Super Gorilla
Rowan Gorilla VII		400	35,000	2002	UK N. Sea	Apache	Low 180s	May 2012	The contract includes two (2) six-month options at mutually-agreed rates with a cap of 120% of the current day rate. Rig was idle for seven days during the month of December 2011.

Rowan Gorilla VI		400	35,000	2000	UK N. Sea	BG	Low 200s	December 2012	The contract includes priced option for one well estimated for 300 days in the low 220s.
Rowan Gorilla V		400	35,000	1998	UK N. Sea	Total	Low 180s	March 2012
							Mid 200s	March 2013
200C Gorilla
Rowan Gorilla IV		450	35,000	1986	Gulf of Mexico	Walter Oil & Gas	Mid 120s	June 2012	Rig is on standby rate and expected to commence operations in mid February 2012. Rig is expected to enter the shipyard at the conclusion of the current contract for life enhancement upgrades through the remainder of 2012. Rig was idle for the month of December 2011.
									We are in discussions with Pemex regarding the application and payment of the day rate charges for approximately 60 days of downtime occurring during August, September and October 2011. No day rate revenue was recognized during the periods of downtime.
Rowan Gorilla III		450	30,000	1984	Trinidad	Niko Resources / Bayfield Energy	High 120s	November 2012	Contract is for a firm term of eight wells with an expected duration of one year. Customer has the option to extend the contract for up to nine additional wells with an expected duration of one year. The day rate for wells spud in the second year of the contract is the low 130s.
Rowan Gorilla II		350	30,000	1984	Malaysia	Petronas Carigali	High 110s	November 2012
116C
Rowan-California		300	30,000	1983	Middle East	Total Qatar	Low 60s	February 2012	The contract includes a priced option with an expected duration of 30 days at a day rate in the low 60s.
						Wintershall	Mid 70s	August 2012
Cecil Provine		300	30,000	1982	Gulf of Mexico	Apache	Mid 70s	March 2012
Gilbert Rowe		350	30,000	1981	Middle East	Available			Rig is in the shipyard. Company is considering possible upgrades. Rig was idle during the month of December 2011.
Arch Rowan		350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Rig was in the shipyard for contractual upgrades during the month of December 2011. Rig is expected to commence operations in early February 2012. Rig may be subject to a penalty of up to one-half of the day rate for every day beyond November 13, 2011. Any such penalty would be recognized ratably over the remaining contract period.
Charles Rowan		350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Rig was in the shipyard for contractual upgrades during the month of December 2011. Rig is expected to commence operations mid February 2012. Rig may be subject to a penalty of up to one-half of the day rate for every day beyond November 13, 2011. Any such penalty would be recognized ratably over the remaining contract period.
Rowan-Paris		350	30,000	1980	Middle East	Available			Rig is in the shipyard. Company is considering possible upgrades. Rig was idle during the month of December 2011.
Rowan-Middletown		350	30,000	1980	Middle East	Saudi Aramco	Low 80s	November 2014	Rig was in the shipyard for contractual upgrades during the month of December 2011. Rig is expected to commence operations in late February 2012. Rig may be subject to a penalty of up to one-half of the day rate for every day beyond November 13, 2011. Any such penalty would be recognized ratably over the remaining contract period.
Conventional Jack-ups
116 Slot
Rowan-Juneau		250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of December 2011.
84 Slot
Rowan-Alaska		350	30,000	1975	Gulf of Mexico	Available			Rig was idle during the month of December 2011.
Rowan-Louisiana		350	30,000	1975	Gulf of Mexico	McMoRan	Low 70s	August 2012	Contract includes a priced option for one additional well estimated for 220 days at a day rate in the low 80s.

"*" Denotes Keppel unit design constructed at Keppel FELS shipyard in Singapore. Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design. 225-C is a Tarzan Class unit. 240-C is LeTourneau's latest jack-up design. Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. Rowan EXL is an enhanced version of the Super 116E class. Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME. THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission